EXHIBIT 32.1

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

I, Tony Thompson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the accompanying Quarterly Report on Form 10-Q of Krispy Kreme Doughnuts, Inc. (the “Company”) for the fiscal quarter ended November 2, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Tony Thompson
Tony Thompson
Chief Executive Officer

Date: December 12, 2014

This certification shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

A signed original of this written statement required by Section 906 has been provided to Krispy Kreme Doughnuts, Inc. and will be retained by Krispy Kreme Doughnuts, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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